                                                                   EXHIBIT 10.15


              FIRST AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT


         This First Amendment ("Amendment") to the Registration Rights Agreement dated as of February 4, 2004 between Transocean Inc., a company organized under the laws of the Cayman Islands ("Transocean"), and TODCO, a Delaware corporation (the "Company"), is made and entered into as of September 7, 2004, by Transocean and the Company.

         WHEREAS, Transocean and the Company are parties to a Registration Rights Agreement dated as of February 4, 2004 (the "Agreement"); and

         WHEREAS, Transocean has notified the Company that it and Transocean Holdings Inc., a Delaware corporation and a wholly owned subsidiary of Transocean, intend to offer to the public (the "Public Offering") shares of the Company's Class A Common Stock (as defined below); and

         WHEREAS, the Company has filed a registration statement on Form S-1 (Registration No. 333-117888) covering the offering of shares of the Company's Class A Common Stock with a maximum aggregate offering price of up to $230,000,000 pursuant to the Public Offering; and

         WHEREAS, the Agreement currently provides for the payment by the Company of all Registration Expenses with respect to a registration pursuant to the Agreement; and

         WHEREAS, Transocean has agreed to pay for all Registration Expenses in connection with the Public Offering; and

         WHEREAS, Transocean and the Company wish to amend the Agreement to reflect such agreement;

         NOW, THEREFORE, upon the premises and based on the mutual promises herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. Definitions. Capitalized terms used herein that are defined in the Agreement shall have their meanings as defined in the Agreement, unless otherwise defined herein.

         2. Amendment. Section 4 of the Agreement is hereby amended and restated as follows:

         Transocean agrees to pay all Registration Expenses (except for the fees, disbursements and expenses of the Company's counsel(s) in the event the Company retains counsel other than Transocean's counsel) with respect to the registration of shares of Class A Common Stock pursuant to the Company's registration statement on Form S-1 (Registration No. 333-117888) covering the offering of shares of the Company's Class A Common Stock with a maximum aggregate offering price of up to $230,000,000 (as such amount may be increased at the direction of Transocean) and any registration statement for the same offering filed pursuant to Rule 462(b) under the Securities Act at the direction of Transocean. The Company agrees to pay all Registration Expenses with respect to all other registrations as provided in the Agreement. All internal expenses of the Company or a Holder in connection with any offering pursuant to this Agreement, including, without limitation, the salaries and expenses of officers and employees, including in-house attorneys, shall be borne by the party incurring them. All Selling Expenses of the Holders participating in any registration pursuant to this Agreement shall be borne by such Holders pro rata based on each Holder's number of Registrable Securities included in such registration.

         3. Limited Effect. Except as amended hereby, the Amendment shall continue to be, and shall remain, in full force and effect in accordance with its terms as currently written.

         4. Counterparts. For the convenience of the parties, this Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

         5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         6. Construction. This Amendment shall be construed as if jointly drafted by the Company and Transocean and no rule of construction or strict interpretation shall be applied against either party. The paragraph headings contained in this Amendment are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Amendment.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment to be effective as of the date first above written.


                                          TRANSOCEAN INC.


                                          By:  /s/ Eric B. Brown
                                             ---------------------------------
                                          Name: Eric B. Brown
                                          Title: Vice President



                                          TODCO


                                          By:  /s/ Randall A. Stafford
                                             ---------------------------------
                                          Name: Randall A. Stafford
                                          Title: Vice President


                                       2